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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549
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                                   FORM 8-K/A

          AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED
                SEPTEMBER 10, 1996 AND SEPTEMBER 11, 1996

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934
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                          REGAL INTERNATIONAL, INC.
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           (Exact name of registrant as specified in its charter)


                                    Delaware
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                    (State or other jurisdiction of incorporation)


     1-8334                                      75-1071589
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(Commission File Number)              (IRS Employer Identification No.)


52/F Bank of China Tower, 1 Garden Road, Hong Kong
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: 011-852-2514-0300



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The Registrant has previously filed its Current Reports on Form 8-K, dated
September 10, 1996 and September 11, 1996, respectively, without certain financial information required by Item 7 of such Forms 8-K. The Registrant hereby amends the Current Reports on Form 8-K to file such financial information. Item 7, subparagraphs (a) and (b) of the Reports dated September 10, 1996 and September 11, 1996, are hereby amended to read as follows:

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  The Consolidated Financial Statements of Westronix Limited and
Subsidiaries as of December 31, 1994 and 1995.

Westronix Limited and its Subsidiaries.

Report of Arthur Andersen, Independent Public Accountants.
Consolidated Statements of Income for the period from June 23, 1993 to December 31, 1993 and for the years ended December 31, 1994 and 1995 (audited) and for the six months ended June 30, 1995 and 1996 (unaudited).

Consolidated Balance Sheets as of December 31, 1994, 1995 (audited) and as of June 30, 1996 (unaudited)

Consolidated Statements of Cash Flows for the period from June 23, 1993 to December 31, 1993 and for the years ended December 31, 1994 and 1995 (audited) and for the six months ended June 30, 1995 and 1996 (unaudited).

Consolidated Statement of Changes in Shareholders' Equity for the period from June 23, 1993 to December 31, 1993 and for the years ended December 31, 1994 and 1995 (audited) and for the six months ended June 30, 1996 (unaudited).

Notes to Consolidated Financial Statements.


(b) The Unaudited Pro Forma Consolidated Financial Statements of Regal International, Inc. as of December 31, 1995 and June 30, 1996.

Introduction to Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1995 and June 30, 1996.


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Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1995 and
June 30, 1996.

Notes to Unaudited Pro Forma Consolidated Financial Statements.





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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 2,  1996          REGAL INTERNATIONAL, INC.

                                   By:
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                                        Chung Cho Yee, Mico
                                        President



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   Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 2, 1996           REGAL INTERNATIONAL, INC.

                                   By: /s/ Chung Cho Yee, Mico
                                       -----------------------
                                        Chung Cho Yee, Mico
                                        President


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